Exhibit 99.1

Surf Air Mobility Announces the Successful Completion of its Acquisition of

Southern Airways

Combination Creates the Largest Commuter Airline in the US1

Following the Close of the Transaction on July 27, 2023, Surf Air Mobility has 69.7 Million Basic Shares Outstanding and 71.6 Million Fully Diluted Shares Outstanding

Surf Air Mobility to Release Financial Results for the Second Quarter 2023 and Provide Full Year 2023 Outlook the week of August 14, 2023

Surf Air Mobility Inc. (“Surf Air Mobility” or “SAM”), a regional air mobility platform aiming to sustainably connect the world’s communities, announced today that the transaction between Surf Air Mobility and Southern Airways (“Southern”) closed immediately prior to the listing of Surf Air Mobility on the New York Stock Exchange under the ticker symbol “SRFM” on July 27, 2023. The combination of Surf Air Mobility and Southern will provide the basis for SAM’s anticipated expanded, nationwide regional air mobility platform. Following the close of the transaction on July 27, 2023, Surf Air Mobility has 69,742,981 basic shares outstanding and 71,603,186 fully diluted shares outstanding.

Operational and Financial Highlights, Surf Air and Southern together:

●	450,000 passengers across 48 cities with over 75,000 departures in 2022

●	Revenue of $100.6 million for the full year 2022, up 44.6% YoY on a combined basis[2]

●	Operating loss of $(111.7) million for the full year 2022, inclusive of $(33.4) million one-time transaction related expenses and $(38.2) million in stock based compensation

●	Cash on hand at July 27, 2023 of $34.7 million, with the ability to draw $100 million in cash advances under the GEM share subscription facility[3]

●	Aircraft financing facility with Jetstream for up to $450 million to finance further expansion

●	Fleet order with Textron Aviation Inc. to enable the growth of SAM’s fleet by up to 150 Cessna Grand Caravans

●	Exclusive provider to Textron Aviation Inc. of battery electric and hybrid electric powertrain technology for the Cessna Grand Caravan

Surf Air Mobility also announced that it will release its financial results for the second quarter of 2023 and provide outlook for the full year 2023 the week of August 14, 2023.

“Surf Air Mobility is building a regional air mobility platform to sustainably connect the world’s communities. We are thrilled to announce the completion of our transaction, combining Surf Air and Southern into Surf Air Mobility, the largest commuter airline in the US by scheduled departures. We are now well-positioned to build a platform that delivers accessible, affordable, and sustainable regional travel for our customers,” said Stan Little, CEO of Surf Air Mobility. “Our public listing is just the beginning, and we look forward to sharing our journey as we execute on our vision to advance the future of flight.”

Surf Air Mobility intends to accelerate the adoption of green flying by developing, together with its commercial partners, hybrid-electric and fully-electric powertrain technology to upgrade existing fleets. By creating a financing and services infrastructure to enable this transition at an industry-wide level, Surf Air Mobility believes it can bring electrified aircraft to market at scale and substantially reduce the cost and environmental impact of regional flying. Surf Air Mobility believes such cost and environmental impact reductions are achievable by the end of the decade, and that operating as a publicly-traded company and having efficient access to growth capital will enable and accelerate the implementation of its strategic plan.

Sudhin Shahani, co-founder of Surf Air Mobility, continued, “Our end-state is electrification, but our flywheel begins with flying more passengers via network expansion and providing solutions to operators via Aircraft-as-a-Service (ACaaS), which we believe will drive growth in the near- and mid-term. Surf Air Mobility is a scaled – and growing – regional air travel company today, and we believe our path to electrification via supplemental type certification (“STC”) will position us as a capital efficient, technology-enabled, first mover in the regional air ecosystem.”

ABOUT SURF AIR MOBILITY

Surf Air Mobility is a Los Angeles-based regional air mobility platform expanding the category of regional air travel to reinvent flying through the power of electrification. In an effort to substantially reduce the cost and environmental impact of flying and as the operator of the largest commuter airline in the US, Surf Air Mobility intends to develop powertrain technology with its commercial partners to electrify existing fleets and bring electrified aircraft to market at scale. The management team has deep experience and expertise across aviation, electrification, and consumer technology.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about: Surf Air Mobility’s ability to anticipate the future needs of the air mobility market; future trends in the aviation industry, generally; Surf Air Mobility’s future growth strategy and growth rate and its ability to access its financings, grow its fleet. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include, without limitation, statements regarding the satisfaction of required conditions for the listing of the Surf Air Mobility common stock. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Surf Air Mobility’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility’s limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; the inability to maintain and strengthen Surf Air’s brand and its reputation as a regional airline; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of hybrid-electric and fully-electric powertrains, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air Mobility’s services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in the prospectus. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although Surf Air Mobility believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Surf Air Mobility cannot guarantee future results, level of activity, performance or achievements and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements and financial projections. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Surf Air Mobility does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional information regarding these and other factors that could affect SAM’s results is included in SAM’s SEC filings, which may be obtained by visiting the SEC’s website at www.sec.gov or the investor relations page on SAM’s website at https://investors.surfair.com under the “Financials—SEC Filings” section. Information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

[1]	Based on the number of scheduled flight departures during 2022
[2]	Financial results are derived from the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022, which combines the historical audited consolidated statement of operations of Surf Air for the year ended December 31, 2022 and the historical audited consolidated statement of operations of Southern for the year ended December 31, 2022 on a pro forma basis to reflect certain adjustments as described in SAM’s registration statement on Form S-1/S-4 (333-272403)
[3]	Please refer to further details in the company’s registration statement available on the SEC’s website or the Company’s Investor Relations website at https://investors.surfair.com/. This press release does not constitute an offer for the sale of securities.

For Press:

press@surfair.com

For Investors:

investors@surfair.com

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